EXHIBIT 99.1
Phoenix Footwear Group, Inc.

PHOENIX FOOTWEAR GROUP, INC. ANNOUNCES STRONG PRELIMINARY SECOND QUARTER 2006 RESULTS AND SETS
CONFERENCE CALL DATE
•	Total revenues expected to exceed $34 million, more than doubling revenues on a year-over-year basis

•	Company to host investor meetings at The WSA Show on Tuesday, August 1 in Las Vegas
Carlsbad, California, July 27, 2006 — Phoenix Footwear Group, Inc. (AMEX: PXG) (“Phoenix” or “the Company”), a multi-brand footwear, apparel and accessories company, announced today preliminary financial results for the quarter ended July 1, 2006.
Based on preliminary estimates, Phoenix anticipates its total net sales to be over $34 million for the second quarter of 2006 versus $15.4 million for the second quarter of 2005, reflecting both organic growth and newly acquired business units. The organic growth rate for net sales is estimated to be in the mid 20% range. In addition, the Company expects to generate net earnings for the quarter in the range of $0.01 to $0.02 per diluted share, before a one-time severance charge of approximately $800,000. With this charge the Company expects to report a net loss of $0.03 to $0.05 per share. The Company reported a net loss of $0.14 per share for the same period a year ago.
“The preliminary second quarter results reflect significant progress in our multi-brand strategy,” said James Riedman, Phoenix’s Chairman and Chief Executive Officer. “During the quarter we generated robust organic growth. In fact, four of our five brands grew, led by Altama and Royal Robbins. We continued to expand our distribution, strengthen our management group, streamline operating efficiencies and optimize our manufacturing and sourcing capabilities. We are very excited about the growth opportunities ahead and are committed to further building shareholder value.”
Second Quarter Conference Call
The Company also announced that it will report its financial results for the second quarter after the market closed on Monday, August 14, 2006. James Riedman, Chairman and Chief Executive Officer, and Kenneth Wolf, Chief Financial Officer, will host a conference call to discuss the results on the same day at 4:30 p.m. Eastern Time.
To participate in the conference call, investors should dial 877-704-5381 ten minutes prior to the scheduled start time. International callers should dial 913-312-1295. If you are unable to participate in the live call, a replay will be available beginning Monday, August 14, at 7:30 p.m. Eastern Time, through Monday, August 21, at midnight Eastern Time. To access the replay, dial 888-203-1112 (passcode: 1628411). International callers should dial 719-457-0820 and use the same passcode.

The call will also be broadcast live over the Internet and can be accessed on the Investor section of Phoenix Footwear’s website at www.phoenixfootwear.com. To listen to the live call, please visit the Investor section of Phoenix Footwear’s website at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those unable to participate during the live broadcast, the webcast will be archived.
The WSA Show and Investor Meetings
Additionally, Phoenix announced that it will participate in The WSA Show, an international footwear trade exhibition, to be held August 1-4, 2006 in Las Vegas. Phoenix’s booths will be located at The Sands Expo Center. The Company will be showing its spring 2007 collection of the SoftWalk and Trotters brands at Booth #729 and its spring 2007 collection of the Trask and Tommy Bahama brands at Booth #1209. Management will host a series of investor meetings on Tuesday, August 1, 2006.
About Phoenix Footwear Group, Inc.
Phoenix Footwear Group, Inc., headquartered in Carlsbad, California, designs, develops and markets a diversified selection of men’s and women’s dress and casual footwear, belts, personal items, outdoor sportswear and travel apparel. The Company’s moderate-to-premium priced brands include Royal Robbins® apparel, the Tommy Bahama®, Trotters®, SoftWalk®, Strol®, H.S. Trask®, and Altama® footwear lines, and Chambers Belts®. Emphasizing quality, fit and traditional and authentic designs, these brands comprise over 100 different styles of footwear, 750 styles of personal accessories, and over 250 styles of apparel products, primarily sold through department stores, specialty retailers and catalogs. Phoenix Footwear Group, Inc. is traded on the American Stock Exchange under the symbol PXG.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding the expected performance for 2006, statements regarding the expected benefits of current and future contracts and orders, and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Investors are cautioned that all forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many of these risks and uncertainties are discussed in Phoenix Footwear’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: accounting adjustments made during the quarterly close; risks related to the Company’s acquisition efforts, and the integration of recently acquired brands; the risk of dilution to investors and increased leverage from the financing of recent and any future acquisitions; the difficulty in evaluating the Company’s recent operating results given the significance of the Company’s recent acquisitions to its operations; the company’s ability to obtain waivers and amendments to existing defaults on its secured credit arrangement; the risk of foreclosure on the Company’s assets by its lenders from the occurrence of events of default that are not waived; the failure to obtain future DoD boot solicitations; risks of contract performance; risks of contract termination, either for default or for the convenience of the U.S. government; adverse results of U.S. government audits of our U.S. government contracts; risks associated with complex U.S. government procurement laws and regulations; delays in acceptance of delivery of government orders; adverse changes in U.S. government spending priorities; the concentration of the Company’s sales to a relatively small group of customers; changing consumer preferences and fashion trends; competition from other companies in the Company’s markets; the potential financial instability of the Company’s customers; the Company’s ability to protect its intellectual property rights; the risk of losing third party trademark licenses; the Company’s ability to manage inventory levels; fluctuations in its financial results as a result of the seasonality in its business; the risks of doing business in international markets; the Company’s reliance on independent manufacturers; disruptions in the Company’s manufacturing system; the loss of one or more senior executives; fluctuations in the price, availability and quality of raw materials; a decline in general economic conditions; the possibility of impairment charges resulting from future adjustments to the value of goodwill recorded in connection with past or future acquisitions; the risk of dilution to stockholders’ ownership percentage as the result of the exercise of outstanding stock options; the negative effect on investment value and growth opportunities from a charge to earnings from the compensation of employees under its employee retirement plan; and, the control over the Company by a principal stockholder. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. All forward-looking statements included in this press release are based on our current expectations and projections about future events, based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statements.
The Company has discussed organic net sales growth and adjusted net earnings per diluted share which are non-GAAP financial measures of reported net sales and net earnings per diluted share. Organic net sales growth excludes net sales of our business units acquired since the end of the first quarter of fiscal 2005. Adjusted net earnings per diluted share exclude a severance charge taken in the second quarter of 2006. Management believes that discussing organic net sales growth and adjusted net earnings per diluted share provide a better understanding of the Company’s performance and trends than reported net sales and net earnings per diluted share because it allows for more meaningful comparisons of current-period results to that of prior periods on a comparable basis.
Contacts:

Kenneth Wolf	Andrew Greenebaum/Allyson Pooley
Chief Financial Officer	Integrated Corporate Relations, Inc.
Phoenix Footwear Group, Inc.	(310) 954-1100
(760) 602-9688
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